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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [X]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                   NOONEY REAL PROPERTY INVESTORS--FOUR, L.P.
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(Name of Registrant as Specified in Its Charter)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]      No filing fee required.
         [ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.
         (1)      Title of each class of securities to which transaction
                  applies:
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         (2)      Aggregate number of securities to which transactions applies:
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         (3)      Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4)      Proposed maximum aggregate value of transaction:
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         (5)      Total fee paid:
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         [ ]      Fee paid previously with preliminary materials.
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         [ ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)      Amount Previously Paid:
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         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing Party:
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         (4)      Date Filed:
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                   NOONEY REAL PROPERTY INVESTORS-FOUR, L.P.
                          500 N. Broadway, Suite 1200
                            St. Louis, MO 63102-2124
                                 (314) 206-4600


                                                               December 30, 1998




                                   A REMINDER


     We have previously sent to you proxy soliciting material relating to a Special Meeting of Limited Partners of Nooney Real Property Investors-Four, L.P. to be held on January 21, 1999.

     According to our latest records, we have not as yet received your proxy. The time before the meeting is short and many of our units are held in small amounts. Your signed proxy will be helpful, whether your holding is large or small, and will aid us in avoiding further expense and delay.

     An additional proxy and a return envelope are enclosed for your convenience.

     Thank you for your cooperation.


                 IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN
                         THE PROXY AS SOON AS POSSIBLE.
                     BY DOING SO, YOU MAY SAVE THE COMPANY
                    THE EXPENSE OF ADDITIONAL SOLICITATION.
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                                      PROXY

NOONEY REAL PROPERTY INVESTORS-FOUR, L.P.

This Proxy is solicited on behalf of the Partnership

                  The undersigned does hereby appoints Gregory J. Nooney, Jr. and Patricia A. Nooney the true and lawful attorneys-in fact and Proxies of the undersigned with full power of substitution, to vote all Units of Limited Partnership of the undersigned in Nooney Real Property Investors--Four, L.P. at the Special Meeting of Limited Partners to be held on January 21, 1999, commencing at 9:00 A.M., at 500 North Broadway, St. Louis, Missouri, and at any continuance(s) or adjournment(s) thereof, upon all subjects that may properly come before the Meeting, including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this Proxy.

                            -----------------------------------------
                                                Date

                            -----------------------------------------
                                              Signature

                            -----------------------------------------
                                      Signature, if held jointly


             THE GENERAL PARTNER RECOMMENDS A VOTE FOR THE FOLLOWING

1.       THE AMENDMENT TO SECTION 5.2 OF THE PARTNERSHIP AGREEMENT.

          FOR THE AMENDMENT         WITHHOLD AUTHORITY TO VOTE FOR THE AMENDMENT
               [  ]                                   [  ]

2. THE SALE OF THE WOODHOLLOW AND COBBLESTONE PROPERTIES TO AN AFFILIATE OF THE GENERAL PARTNER, Which sale, if consummated, will Constitute a sale of Substantially All of the Assets of the Partnership and will result in the dissolution of the partnership.

      FOR THE SALE                       WITHHOLD AUTHORITY TO VOTE FOR THE SALE
         [  ]                                            [  ]


THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2.